Exhibit 10.23

Execution Version

LIMITED CONSENT AND FIRST AMENDMENT TO
FINANCING AGREEMENT

LIMITED CONSENT AND FIRST AMENDMENT TO FINANCING AGREEMENT, dated as of November 8, 2019 (this “Consent”), to the Financing Agreement, dated as of August 21, 2019 (the “Financing Agreement”), by, among others, KUSHCO HOLDINGS, INC., a Nevada corporation, as parent (the “Parent”) and certain subsidiaries of the Parent party thereto (collectively, the “Loan Parties” and each, a “Loan Party”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and MONROE CAPITAL MANAGEMENT ADVISORS, LLC, a Delaware limited liability company (“Monroe”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"), and Monroe, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

WHEREAS, the Parent is party to the Parent Note which has a maturity date of October 30, 2020;

WHEREAS, the Parent desires to enter into the Second Exchange Agreement (substantially in the form attached as Exhibit A) with the holder of the Parent Note and exchange the existing Parent Note with new note substantially in the form attached as Exhibit B (such note, the “Exchanged Note” and such transaction, the “HB Note Exchange”), which will among other things, extend the maturity date of the Parent Note to April 29, 2021 and increase the principal amount of the Parent Note to $23,962,500;

WHEREAS, the Loan Parties have requested that the Agents and the Lenders consent to the HB Note Exchange; and

WHEREAS, the Lenders are willing to consent to such request subject to the terms and conditions set forth herein, and the Loan Parties, the Agents and the Lenders wish to amend certain terms and provisions of the Financing Agreement as hereafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            Definitions. Except as otherwise defined in this Consent, capitalized terms in this Consent have the meanings ascribed to such terms in the Financing Agreement.

2.            Consent.

(a)               Pursuant to the request by the Loan Parties, but subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Loan Parties described herein and in the Financing Agreement, the Agent and the Lenders hereby consent to the HB Note Exchange.

(b)               The consent set forth in this Section 2 shall be limited precisely as written. This consent shall not operate as a consent for any other purpose or a waiver of any Default or Event of Default which may now exist or be hereafter arising, shall not constitute a continuing waiver of any provision of the Agreement or any other Loan Document, or otherwise impair any right, power or remedy of Agent or any Lender under the Financing Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

3.             Amendments.

(a)               Existing Definitions. The following definitions in Section 1.01 of the Financing Agreement are hereby amended and restated in their entirety to read as follows:

(i)                 ""Parent Note" means any senior note issued under the Parent SPA and any other note of the Parent issued in exchange therefor from time to time (including the notes issued in exchange pursuant to the Parent Indebtedness Second Exchange Agreement)."

(ii)              Clause (k) of the definition of "Permitted Indebtedness" is hereby amended and restated in its entirety to read as follows:

"(k)      (x) Parent Indebtedness in an aggregate principal amount not to exceed $23,962,500 plus any paid-in-kind or capitalized interest thereon and (y) any Permitted Refinancing Indebtedness issued in replacement thereof;"

(b)               New Definitions. Section 1.01 of the Financing Agreement is hereby amended by adding the following definition, in appropriate alphabetical order:

(i)                 ""Parent Indebtedness Second Exchange Agreement" means the Second Exchange Agreement, dated as of November 8, 2019, by and between the Parent and the investor signatory thereto."

4.              Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:

(a)               Representations and Warranties; No Event of Default. The representations and warranties made to any Secured Party contained herein, in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered to any Secured Party pursuant hereto or thereto on or prior to the date hereof are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date), and no Default or Event of Default has occurred and is continuing or would result from this Consent becoming effective as of the date hereof in accordance with its terms.

(b)               Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this Consent, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business in, and is in good standing in each jurisdiction where the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and be in good standing could not reasonably be expected to have a Material Adverse Effect.

(c)                Authorization, Etc. The execution, delivery and performance by each Loan Party of this Consent and each other Loan Document to which it is or will be a party, and the performance by it of the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirement of Law or (C) any material Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of clauses (ii)(C) and (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(d)               Enforceability of Loan Documents. Each of this Consent and the Financing Agreement, as amended hereby, is, and each other Loan Document to which any Loan Party is or will be a party, when delivered under the Financing Agreement, as amended hereby, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by principles of equity.

(e)                Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of this Consent and any other Loan Document, as amended hereby, to which it is or will be a party.

5.             Conditions Precedent. This Consent shall become effective, as of the date hereof, only upon satisfaction in full, in a manner satisfactory to the Agents, of the following conditions precedent:

(a)                Representations and Warranties. The representations and warranties made to any Secured Party contained herein, in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered to any Secured Party pursuant hereto or thereto on or prior to the date hereof shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date).

(b)               No Default; Event of Default. No Default or Event of Default shall have occurred and be continuing on the date hereof or result from this Consent becoming effective in accordance with its terms.

(c)               Delivery of this Consent. The Agent shall have received, on or before the date hereof, this Consent, duly executed by the Loan Parties, each Agent and each Lender.

(d)               Parent Indebtedness. Each condition precedent under the Parent Indebtedness Second Exchange Agreement (as defined in the Financing Agreement after giving effect to this Consent) shall have been (or simultaneously with the effectiveness hereof will be) satisfied, and each of the Exchanged Note, the Parent Indebtedness Second Exchange Agreement and any other document executed in connection therewith, in each case, in form and substance reasonably satisfactory to the Agent shall be in full force and effect. The Agent shall have received executed copies of each of the Exchanged Note, the Parent Indebtedness Second Exchange Agreement and any other document executed in connection therewith.

(e)               Payment of Fees, Etc. The Borrowers shall have paid on or before the date hereof all fees, costs, expenses and taxes then payable, if any, pursuant to Section 2.06 or 12.04 of the Financing Agreement.

6.            Continued Effectiveness of the Financing Agreement and Other Loan Documents. Each Loan Party hereby (a) acknowledges and consents to this Consent, (b) confirms and agrees that the Financing Agreement, as amended hereby, and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the date hereof, all references in any such Loan Document to "the Financing Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Consent, and (c) confirms and agrees that, to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent, for the benefit of the Agents and the Lenders, a security interest in or Lien on any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Consent does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Financing Agreement, as amended hereby, or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect. The execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Financing Agreement or any other Loan Document nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

7.             No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

8.             Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the date hereof directly arising out of, connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party in connection therewith, or the making of any Loans or other advances thereunder, or the management of such Loans or other advances or the Collateral thereunder and (b) the Agents and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Consent and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agents and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the "Released Parties"), from any and all debts, claims, allegations, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the date hereof directly arising out of, connected with or related to this Consent, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party in connection therewith, or the making of any Loans or other advances thereunder, or the management of such Loans or other advances or the Collateral (each, a "Claim"). Each Loan Party represents and warrants that it has no knowledge of any Claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a Claim by any Releasor against any Released Party which would not be released hereby.

9.             Headings. Headings herein are for convenience only and shall not be relied upon in interpreting or enforcing this Consent.

10.           Miscellaneous. This Consent may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Consent by signing any such counterpart. Delivery of an executed counterpart of this Consent by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Consent. Each Loan Party hereby acknowledges and agrees that this Consent constitutes a "Loan Document" under the Financing Agreement. Accordingly, it shall be an immediate Event of Default under the Financing Agreement if (i) any representation or warranty made by any Loan Party under or in connection with this Consent shall have been incorrect in any respect when made or deemed made, or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Consent. Any provision of this Consent that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. This Consent and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their officers as of the date first above written.

LOAN PARTIES:

KUSHCO HOLDINGS, INC.

By:	/s/ Christopher Tedford
Name:	Christopher Tedford
Title:	Chief Financial Officer

KIM INTERNATIONAL CORPORATION

By:	/s/ Christopher Tedford
Name:	Christopher Tedford
Title:	Chief Financial Officer

KUSH ENERGY, LLC

By:	/s/ Christopher Tedford
Name:	Christopher Tedford
Title:	Chief Financial Officer

ZACH DARLING CREATIVE ASSOCIATES, LLC

By:	/s/ Zach Darling
Name:	Zach Darling
Title:	Manager

[Signature Page to Limited Consent]

THE HYBRID CREATIVE LLC

By: Zack Darling Creative Associates, LLC,
its manager

By:	/s/ Zach Darling
Name:	Zach Darling
Title:	Manager

KCH DISTRIBUTION INC.

By:	/s/ Christopher Tedford
Name:	Christopher Tedford
Title:	Chief Financial Officer

KUSH SUPPLY CO. LLC

By: KushCo Holdings, Inc,
its Manager

By:	/s/ Christopher Tedford
Name:	Christopher Tedford
Title:	Chief Financial Officer

CELERITAS INDUSTRIES, LLC

By: KushCo Holdings, Inc,
its Manager

By:	/s/ Christopher Tedford
Name:	Christopher Tedford
Title:	Chief Financial Officer

KOLETO INNOVATIONS LLC

By: KushCo Holdings, Inc,
its Manager

By:	/s/ Christopher Tedford
Name:	Christopher Tedford
Title:	Chief Financial Officer

[Signature Page to Limited Consent]

AGENT:

MONROE CAPITAL MANAGEMENT ADVISORS, LLC,
as Administrative Agent and Collateral Agent

By:	/s/ Mike Meyer
Name: Mike Meyer
Title: Director

[Signature Page to Limited Consent]

LENDERS:

Monroe PRIvate credit Fund A LP,

By: Monroe private Credit Fund A LLC,
its general partner

By:	/s/ Mike Meyer
Name:	Mike Meyer
Title:	Director

Monroe capital PRIvate credit Fund I LP,

By: Monroe CAPital private Credit Fund I LLC,
its general partner

By:	/s/ Mike Meyer
Name:	Mike Meyer
Title:	Director

Monroe Capital private credit fund III LP,

By: Monroe Capital private credit fund IIi LLC,
its general partner

By:	/s/ Mike Meyer
Name:	Mike Meyer
Title:	Director

Monroe Capital Private Credit fund iiI (Unleveraged) LP,

By: Monroe Capital private credit Fund iIi LLC,
its general partner

By:	/s/ Mike Meyer
Name:	Mike Meyer
Title:	Director

[Signature Page to Limited Consent]

Monroe Capital Fund SV S.a.r.l., acting in respect of its Fund III (Unleveraged) Compartment,

By: Monroe Capital Management Advisors LLC,
as Investment Manager

By:	/s/ Mike Meyer
Name:	Mike Meyer
Title:	Director

Monroe Capital Private Credit Fund III (Lux) Financing Holdco LP,

By: Monroe Capital Private Credit Fund III (Lux) Financing Holdco GP LLC,
its General Partner

By: Monroe Capital Management Advisors LLC, as Manager

By:	/s/ Mike Meyer
Name:	Mike Meyer
Title:	Director

Monroe (NP) U.S. Private Debt Fund LP

By: Monroe (NP) U.S. Private Debt Fund GP Ltd.,
its general partner

By:	/s/ Mike Meyer
Name:	Mike Meyer
Title:	Director

[Signature Page to Limited Consent]

EXHIBIT A

Second Exchange Agreement

EXHIBIT B

Exchanged Note